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                                  EXHIBIT 23.1





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                                                                   EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No.'s 33-16409, 33-38259 and 33-78614 of Shorewood Packaging Corporation each on Form S-8 of our report dated July 1, 1994, appearing in this Annual Report on Form 10-K/A of Shorewood Packaging Corporation for the 52 weeks ended April 30, 1994.


/s/ DELOITTE & TOUCHE LLP

Jericho, New York
April 13, 1995